SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Earliest Event Reported: December 15, 1999

                         Commission File Number 0-27382


                           SC & T International, Inc.
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             (Exact name of Registrant as specified in its charter)


           Arizona                      0-27382                  86-0737579
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)


                      7625 East Redfield Road, Scottsdale,
                               Arizona 85260-4063
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (480) 368-9490
                                                          --------------


          7625 East Redfield Road, Suite 200, Scottsdale, Arizona 85260
          -------------------------------------------------------------
           Former name or Former Address if changed Since Last Report

ITEM 5. OTHER EVENTS

Effective December 20, 1999, the Registrant will change its corporate name to Hot Products Inc.com. This name change more closely fits the Company's new business model and line of new products.

The decision to change the Comany's name was approved by the Board of Directors.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SC & T International, Inc.


                                        By: /s/ James L. Copland
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                                            James L. Copland, Chairman and CEO